                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

              PROSPECTUS SUPPLEMENT NO. 4 DATED SEPTEMBER 12, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

     This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. .................................................                   32,421               32,421
Acuitive, Inc. .......................................................                    2,161                2,161
Adimare, Louis R. ....................................................                      519                  519
Ain, Mark Stuart .....................................................                      519                  519
Ain, Ross D. .........................................................                      519                  519
Ahn, Daniel H. .......................................................                    7,883                7,883
Al-Khalid, Fahia & Omar Al-Nisif......................................                    1,081                1,081
Al-Khalid, Lulwa & Alya Al-Bahar......................................                    1,081                1,081
Al, Dalal Khaled Zaid.................................................                    1,081                1,081
Al Majed, Hussah A. H. ...............................................                    1,081                1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq.............................                    1,081                1,081
Alpine Venture Fund, LP...............................................                  205,856              205,856
Al-Sabah, Mariam Nasser...............................................                      540                  540
Albanese, Glen W. ....................................................                      861                  861
Alexander, Leslie L. IRA..............................................                    2,595                2,595
American Pacific Ventures, Inc. ......................................                   10,015               10,015
Aveliar Estates, Ltd. ................................................                      324                  324
Avista Ventures, Inc. ................................................                   10,807               10,807
Bancroft Investments II...............................................                    1,038                1,038
Bancroft Investments III..............................................                    1,038                1,038
Bancroft Partners.....................................................                      519                  519
Barr, John O. Jr. ....................................................                      156                  156
Barshop, Bruce B. ....................................................                      404                  404
Barshop, Jamie L. ....................................................                      404                  404
Barshop, Steven.......................................................                      404                  404
Baulme, Merve.........................................................                      432                  432
Baumgartner, Walter F. ...............................................                      540                  540

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Bean, Brian...........................................................                    4,678                4,678
Beans Plus LLC - Finance..............................................                    3,087*               3,087
Beans Plus LLC - SM...................................................                    2,329*               2,329
Blackstone Technology Partners, LLC...................................                    4,323                4,323
Bliessener, Merrylee..................................................                    1,543                1,543
Boehlke, Robert J. ...................................................                      519                  519
Bott, Richard H. .....................................................                    1,038                1,038
Boyadjieff, George....................................................                      519                  519
BP Amoco Corporation Master Trust for Employee Pension Plans..........                   83,659               83,659
Broadview SLP.........................................................                    1,038                1,038
Bucknell University...................................................                    2,076                2,076
Bumgarner, Donna S. ..................................................                    1,790                1,790
Burger Family Trust, The DTD 3/25/98..................................                      270                  270
Buten, Matthew IRA....................................................                      104                  104
Butler, Cindy S. Trustee, Vadasz Investment Trust dtd 3/15/99.........                      519                  519
BV Private Equity, Ltd. ..............................................                    5,231                5,231
Cameron, James........................................................                      519                  519
Campbell, Bruce.......................................................                      618                  618
Campbell, Casey.......................................................                      206                  206
Campbell, Christopher.................................................                      206                  206
Campbell, Gordon......................................................                  122,778              122,778
Campbell, Kyle........................................................                      206                  206
Campion, John E. .....................................................                    3,401                3,401
Carlsen, Dan..........................................................                    1,029                1,029
Carnes, James M. .....................................................                      540                  540
Carr, Laurence J. ....................................................                    2,022                2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the Wiley L. Carter &
  Nancy M. Carter Trust UDT 3/31/83...................................                      104                  104
Cast Enterprises......................................................                    4,323                4,323
Castle Advisers, L.P. ................................................                    1,557                1,557
Centaur Business Inc. BVI.............................................                    2,161                2,161
Central Coast Capital Holdings, Inc. .................................                      721                  721
Champion International Corporation Defined Benefit & Defined
  Contribution Plan Master Trust......................................                   32,345               32,345
Chang, Chien C. ......................................................                      519                  519
Chapman, J. A. and Leta M. Chapman Charitable Trust...................                   24,259               24,259
Charter Ventures II, L.P. ............................................                   34,377               34,377
Chase Venture Capital Associates, L.P. ...............................                1,209,663            1,209,663
Chavencap, Ltd. ......................................................                   18,852               18,852
Ch'ien, Raymond K. F. ................................................                      432                  432
Chiruvolu, Ravi.......................................................                    1,160                1,160
CIT Group/Equity Investments, Inc. ...................................                    6,484                6,484
Cohen, Matthew S. ....................................................                      519                  519
Cohen, Richard........................................................                      519                  519
Cohen, Richard B. ....................................................                    1,081                1,081
Cohen, Robert D. .....................................................                      519                  519

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Coleman, Bobby W. ....................................................                    2,562                2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87......................                    2,022                2,022
Comerica Bank.........................................................                    5,892                5,892
Cooper Revocable Trust DTD 7/26/96 ...................................                      519                  519
Corrigan Family Trust U/D/T date June 12, 1984, The ..................                    1,038                1,038
Costa, Fran...........................................................                    1,543                1,543
CPS Employees' Pension Trust..........................................                   26,979               26,979
Dale, Peter...........................................................                      130                  130
Davidson, Craig L. ...................................................                    1,374                1,374
Davidson, Mari........................................................                    1,374                1,374
Daystar Realty Limited................................................                      821                  821
DeGeorge, Lawrence F. ................................................                    5,190                5,190
Del Biaggio III, William J. ..........................................                      216                  216
Delmon, Edmond S. ....................................................                    4,323                4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living Trust Dated
  June 16, 1994.......................................................                      519                  519
Diamond Shamrock Refining and Marketing Company.......................                    1,120                1,120
Dolan, A. Barr........................................................                   18,852               18,852
Dolch, Volker.........................................................                    1,038                1,038
Dominion Financial LLC................................................                   61,749               61,749
Dorris, Stephanie.....................................................                   10,292               10,292
Duenner, Stephen R. and Ruthie B. ....................................                    2,022                2,022
Eberts, Donald........................................................                   74,440               74,440
Edelson, Harry........................................................                    1,038                1,038
Egan, Richard.........................................................                   23,158               23,158
Evans, Matthew........................................................                      103                  103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust.........                      540                  540
F&W Investments 1996-II...............................................                    6,175                6,175
F&W Investments 2000..................................................                    9,357                9,357
FINAMA Private Equity FCPR............................................                    6,484                6,484
First Formosa II Technology Investment Corp. .........................                  331,429              331,429
First Formosa Technology Investment Holding Company Limited...........                  107,293              107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account #183315-0001......                      270                  270
Foster & Foster.......................................................                    8,560                8,560
Fountain, Tracy.......................................................                    1,000                1,000
Fu, Kevin J. Irrevocable Trust........................................                    2,058                2,058
Fu, Shuiti............................................................                    1,029                1,029
Fu-Jing Trust created on November 23, 1999............................                  564,161              564,161
Gallagher, Vincent E. IRA MSTC as Custodian...........................                      415                  415
Gandhi, Gunavati......................................................                    4,318                4,318
Goldman - Valerine Family Trust ......................................                      519                  519
Gorman, Joseph T. ....................................................                    1,038                1,038
Gorman, William S. ...................................................                    5,146                5,146
Gottstein, Bernard J. ................................................                    2,022                2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L. Hart,
  Trustees............................................................                    1,160                1,160

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Great American Ventures LLC...........................................                    2,161                2,161
Greb, Charles E. .....................................................                    6,403                6,403
Greene, Natalie F. ...................................................                       20                   20
Grenon-Malzacher LLC..................................................                      540                  540
Gridley, Linda Bornhuetter............................................                      519                  519
Gupta, Ram Paul.......................................................                      519                  519
Gustafson, Corrie S. .................................................                      292                  292
Gutierrez, Salvador O. ...............................................                      540                  540
GVC Cayman Corporation................................................                   28,608               28,608
H.E. Butt Grocery Company.............................................                      560                  560
Halff, Alex H. .......................................................                      809                  809
Hall, David M. .......................................................                      216                  216
Harrison, Donald C. ..................................................                    1,160                1,160
Hart, Milledge and Patti..............................................                    1,081                1,081
Hartman, Greg.........................................................                    1,029                1,029
Hayden Avenue Investors...............................................                    4,755                4,755
Hennessy, John M. ....................................................                      519                  519
Henningsen, Lee A. ...................................................                    1,038                1,038
Hershner, Thomas L. ..................................................                      216                  216
HFM Charitable Remainder Trust........................................                    5,404                5,404
Hill Family Foundation, Inc., The.....................................                    1,038                1,038
Hillman, James L. ....................................................                    1,029                1,029
Hix, Thomas C. .......................................................                    1,029                1,029
Hixon, George C. .....................................................                    6,204                6,204
Hoang, Tuong..........................................................                    1,482                1,482
Holarud Partners 394..................................................                    4,043                4,043
Hoover, Mark..........................................................                    3,087                3,087
House, David L. ......................................................                      104                  104
Howard, David L. .....................................................                    6,204                6,204
Hsieh, H.L. ..........................................................                   28,608               28,608
Iacovone, Jack J. ....................................................                      861                  861
Idanta Partners, Ltd. ................................................                    2,076                2,076
Incaval S.A. Panama...................................................                    1,945                1,945
Ingrams, LV. & R.A. ..................................................                    1,081                1,081
Innovatech Associates.................................................                   14,408**             14,408
Ironwood Partners, Ltd. ..............................................                    1,621                1,621
J.S. Robinson Associates..............................................                    1,038                1,038
Jaedicke, Robert K. Family Trust......................................                    1,160                1,160
Jath Oil Company......................................................                    4,043                4,043
Jiang, Guoqing "James"................................................                    2,599                2,599
Jing, Wen.............................................................                      411                  411
Joerger, Tricia.......................................................                      906                  906
Johnson, Roger W. ....................................................                      208                  208
Johnson, Theodore Gus.................................................                      571                  571
Jones, Harvey N. .....................................................                      519                  519
Kallow East International S.A. .......................................                    3,234                3,234
Kawamura, Eiji........................................................                    3,880                3,880

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum.................                    1,038               1,038
Katz Family Trust, The................................................                      519                 519
Kaye, Eric............................................................                    4,678               4,678
Keck, Chad W. IRA.....................................................                      519                 519
Keilhacker, Kurt......................................................                   17,703              17,703
Kenney, Vincent.......................................................                      104                 104
Kertson, Richard A. & Leanna, Joint Tenants...........................                    1,038               1,038
Kiger, F. Gray Jr. ...................................................                      519                 519
Klatt, Andrew K. .....................................................                    1,161               1,161
Kufis, Andrew C. .....................................................                    2,058               2,058
Kufis, James C. ......................................................                  127,248             127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust...................                    2,058               2,058
Ladensohn, David A. ..................................................                      728                 728
Ladensohn, Kenneth R. ................................................                    2,562               2,562
LaFountain, Tad.......................................................                      836                 836
Larson, Robert E. ....................................................                   55,381              55,381
Lauder, Gary..........................................................                    2,161               2,161
Lee, C. Quincy Estate.................................................                    2,022               2,022
Lee, Liang Chen.......................................................                   21,467              21,467
Leininger, James R. ..................................................                    1,120               1,120
Lepofsky, Robert J. ..................................................                    1,038               1,038
Levy Family Trust Dtd 2/18/83, The....................................                    1,038               1,038
Ligeti, Conner........................................................                      618                 618
Ligeti, Hunter........................................................                      618                 618
Ligeti, Kiersten......................................................                      618                 618
Ligeti, Robert........................................................                      618                 618
Lin, David Fonglu and Wand H. ........................................                    1,038               1,038
Lirola, Bernard IRA Bear Stearns Securities Corp. Custodian...........                      208                 208
Long, Junsheng........................................................                    1,860               1,860
Lor, Inc. ............................................................                   20,215              20,215
Lorton, Robert E. ....................................................                    2,022               2,022
Love, Dixie L. .......................................................                      292                 292
Macricostas, Constantine..............................................                      519                 519
Magid, James I. ......................................................                      208                 208
Mandaric, Milan.......................................................                    2,076               2,076
Marazita, Frank.......................................................                   18,054              18,054
Marshall, James R. ...................................................                    2,903               2,903
Marshall, Joseph......................................................                      823                 823
Marshall, Robert and Sarane Marshall as Trustees of the
  Robert Marshall and Sarane Marshall Trust U/A dated 7/21/94.........                   11,276              11,276
Martin, James N. .....................................................                      540                 540
McCombs Family, LLC...................................................                    5,163               5,163
McDermott, Robert F. .................................................                    2,022               2,022
McKee, E. Stanton Jr. ................................................                      519                 519
McManus, John J. .....................................................                      519                 519

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
McNutt, Amy Shelton Charitable Trust..................................                    2,562               2,562
McWalters, Agnes......................................................                      100                 100
McWalters, Kevin......................................................                      200                 200
McWalters, Robert.....................................................                      100                 100
Mendicino, V. Frank...................................................                   25,429              25,429
Messer-Halff Partnership..............................................                      560                 560
Michaelson, John C. ..................................................                    4,378               4,378
Mineck, John D. ......................................................                      519                 519
Moody, J. Roger, Roth IRA.............................................                      519                 519
Moonan, Jeffrey P. ...................................................                      156                 156
Moore, Gordon E. & Betty I. Moore, Trustees of the Gordon E. Moore and
  Betty I. Moore Trust u/a/d 10/9/73..................................                    2,076               2,076
Morihiro, Koji........................................................                    8,852               8,852
Morse, David..........................................................                    1,081               1,081
Nason, Norman A. .....................................................                    5,146               5,146
Natcan Investment Management..........................................                   24,259              24,259
National Bancorp of Alaska, Inc. .....................................                    8,086               8,086
National Industries Group.............................................                    3,242               3,242
NBR - Needham 2 Partnership...........................................                    1,401               1,401
Needham, George A. ...................................................                    4,378               4,378
Needham 1997 Investment LLC...........................................                    2,074               2,074
Needham & Company, Inc. ..............................................                    4,186               4,186
Needham Capital Partners II (Bermuda), L.P. ..........................                    1,183               1,183
Needham Capital Partners II, L.P. ....................................                   10,831              10,831
Niedland, Suzanne L. .................................................                      519                 519
Nissenbaum, Robert....................................................                    6,175               6,175
Occhipinti, John C. ..................................................                    7,883               7,883
Occhipinti, Vincent M. ...............................................                   55,381              55,381
Olmos Partners........................................................                    2,426               2,426
Onopchenco, Laura.....................................................                    3,190               3,190
Ontario Teachers' Pension Plan Board..................................                  974,898             974,898
Pacific Coast Investors, Ltd. ........................................                  262,980             262,980
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83........................                      519                 519
Pantazelos, Peter G. .................................................                      259                 259
Pasternoster, Paul....................................................                    3,911               3,911
Patil, Suhas S. ......................................................                    1,038               1,038
Perlegos, George & Angeliki...........................................                      519                 519
Perlegos, Gust........................................................                      519                 519
Phoenix Leasing Incorporated..........................................                    7,071               7,071
Pictet & Cie (as nominee).............................................                      865                 865
Poirer, Lynn..........................................................                      111                 111
Poitras, James P. ....................................................                      519                 519
Ponce, Silvia A. .....................................................                      519                 519
Poppa, Ryal Robert....................................................                      519                 519
Positioning Strategies................................................                    3,430               3,430
Prior, John J. Jr. ...................................................                    3,859               3,859
Public Institution for Social Security - Kuwait.......................                    8,210               8,210
Pywood Investment Corporation.........................................                    1,297               1,297

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Race, Stephen M. .....................................................                       41                  41
Ragland, Ronad E. & Linda C. .........................................                      519                 519
RBI Partners IV, L.P. ................................................                   13,544              13,544
Ready, Matt...........................................................                    1,029               1,029
Rees/Source Ventures #13, LLC.........................................                   27,814              27,814
Rees/Source Ventures Limited Partnership #7...........................                      809                 809
Rees/Source Ventures, Inc. ...........................................                    1,030               1,030
Regime de rentes du Mouvement des Caisses.............................                   21,614              21,614
Reinhold, Walter B. ..................................................                    1,038               1,038
Revocable Living Trust of Wesley C. Pickard 9/25/96...................                      324                 324
Ridley, Judy L. ......................................................                    2,058               2,058
Robertson Stephens Inc. FBO U.S. Small Business Administration........                   38,685              38,685
Robinson, James S. Trust u/a Dtd 1/1/82...............................                      519                 519
Robinson Partners.....................................................                    1,038               1,038
Rogan, Paul...........................................................                      519                 519
Rollins Investment Fund...............................................                   10,807              10,807
Rollins, Gary W. .....................................................                    2,161               2,161
Rollins, R. Randall...................................................                    2,161               2,161
Roselli, Robert.......................................................                    2,161               2,161
Rothschild Bank AG, Acting as nominee.................................                      865                 865
Royal Bank of Canada..................................................                   21,614              21,614
S. Barshop Investments, Ltd. .........................................                    2,830               2,830
Saad Investments Company Limited......................................                   10,807              10,807
Saalfield, James......................................................                      519                 519
Salient Investment L.T.D. ............................................                    1,081               1,081
Sanderson, Stuart W. .................................................                      208                 208
Sasca Investissement..................................................                    1,729               1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust...........................                      259                 259
Schroeder Family Trust, The...........................................                    1,038               1,038
Schwarzer, Fred M. ...................................................                    1,160               1,160
Schweichler Associates................................................                    2,058*              2,058
Seaver Partners.......................................................                      519                 519
Seawell, A. Brooke....................................................                      259                 259
Selby Venture Partners, L.P. .........................................                   25,160              25,160
Select Ventures, L.L.C. ..............................................                      270                 270
Semmes Partnership, Ltd. .............................................                    2,887               2,887
Senner, Valerie.......................................................                    2,210               2,210
Sentry Insurance a Mutual Company.....................................                    8,646               8,646
Shetler, Joy..........................................................                      205                 205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999........................                      270                 270
Shoemaker Family Partner..............................................                      259                 259
Shriner, Donald R. ...................................................                    5,146               5,146
Singh, Prithipal & Rajinder K. Singh, Trustees,
  Singh Trust UDT April 17, 1986......................................                      415                 415
Small Business Administration.........................................                  140,637             140,637

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry & Cheryl L.
  Smart Revocable Trust dtd March 29, 1995............................                      519                 519
Smith, Roger Living Trust.............................................                      324                 324
Smith, Walstein Bennett III. .........................................                    2,058               2,058
Spersibs L.P. ........................................................                    4,043               4,043
Staebler, Michael.....................................................                      162                 162
State Street Bank and Trust Company as Trustee for Equifax, Inc.
  U.S. Retirement Income Plan.........................................                   26,979              26,979
Stein, A.J. Trust, The, UTD dated Oct. 14, 1983.......................                    1,038               1,038
Stern, Jonathan.......................................................                      404                 404
Stewart, John G. .....................................................                    4,323               4,323
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82....................                      519                 519
Stumberg, Diana M. ...................................................                      432                 432
Stumberg, Eric B. ....................................................                      432                 432
Stumberg, Jr., Louis H. ..............................................                      432                 432
Stumberg, Mary Pat....................................................                      865                 865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under
  Declaration of Trust Dtd 8/8/97.....................................                      519                 519
Synergy Inc. Retirement Plan Trust....................................                    2,698               2,698
Tamarind Investments, Ltd. ...........................................                    2,161               2,161
Techfund Capital II, L.P. ............................................                  187,249             187,249
Techfund Capital Management II, LLC...................................                    8,401               8,401
Techfund Capital Management, LLC......................................                   16,983              16,983
Techfund Capital, L.P. ...............................................                  185,271             185,271
Technology Ventures Investment Fund, LLC..............................                    3,242               3,242
Testa, Richard J. ....................................................                      104                 104
Therrien, Robert J. ..................................................                    1,038               1,038
Thornton, Sally B. Trust Dtd 8/14/91..................................                      519                 519
Tinicum Investors.....................................................                    1,038               1,038
Tomita, Lane..........................................................                    2,187               2,187
Tompkins Family Trust, The DTD 3/16/90................................                      519                 519
Townes, David K. IRA..................................................                      156                 156
Trapani, Lisa C. .....................................................                      823                 823
Trimble, Charles R. Separate Property Trust...........................                      259                 259
Trimble Navigation Limited Non Qualified Compensation Plan
  FBO Charles R. Trimble..............................................                      259                 259
Trinity University....................................................                   10,247              10,247
University of Tennessee, The..........................................                   16,172              16,172
USAA Investment Management Company....................................                   42,422              42,422
Van Der Wansem, Paul J. ..............................................                      519                 519
Van Horne, Charles H. ................................................                      216                 216
Varner, Roseanne Hirsch...............................................                      519                 519
Vaughn, David E. .....................................................                      270                 270
Veerappan, Armachalam.................................................                    3,742               3,742
Venkatesh Family Living Trust.........................................                      324                 324
Venture Lending & Leasing II, Inc. ...................................                   18,278              18,278
Venture Lending & Leasing, Inc. ......................................                    7,833               7,833
Viel et Cie...........................................................                    1,081               1,081

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96.....................                    1,038               1,038
Wade Family Trust.....................................................                    1,038               1,038
Wah, Wong Ying........................................................                   68,962              68,962
Wang, Manzhen.........................................................                    1,029               1,029
Wasserstein Adelson Ventures, L.P. ...................................                  271,356             271,356
Weiskopf Silver & Co. ................................................                      778                 778
Wellington Trust, Robert Cohn, Trustee ...............................                    1,160               1,160
Whims, James..........................................................                   14,303              14,303
Whims, Robert.........................................................                    1,000               1,000
Whims, Timothy........................................................                    1,000               1,000
Wierenga, Ellie.......................................................                      233                 233
Willis, Mary Ellen....................................................                    1,081               1,081
Wilson, Robert C. ....................................................                      519                 519
Witter, Michael David.................................................                      519                 519
Wolfson Family Trust..................................................                    1,081               1,081
Woodside Fund III SBIC, L.P. .........................................                   50,272              50,272
Woodside Fund IV L.P. ................................................                   42,105              42,105
WPEP Ventures, LLC....................................................                    9,357               9,357
Wu, Kuo-Yong..........................................................                    7,163               7,163
Wu, Yung-Fnng.........................................................                   28,608              28,608
Xanadu Partners.......................................................                    1,038               1,038
Yeah, Solomon.........................................................                    7,163               7,163
Zuckerman, Matthew....................................................                    4,652               4,652
                                                                                      ---------           ---------
     Total............................................................                6,529,885           6,529,885
                                                                                      =========           =========



 * Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.